                                                                    EXHIBIT 25.1

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

         180 EAST FIFTH STREET
          ST. PAUL, MINNESOTA                                            55101
(Address of principal executive offices)                              (Zip Code)

                                  FRANK LESLIE
                         U.S. BANK NATIONAL ASSOCIATION
                              180 EAST FIFTH STREET
                               ST. PAUL, MN 55101
                                 (651) 244-8677
            (Name, address and telephone number of agent for service)

                    STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
                            STARWOOD HOTELS & RESORTS

          SEE "TABLE OF ADDITIONAL REGISTRANTS" ON THE FOLLOWING PAGE.
                     (Issuer with respect to the Securities)

                          MARYLAND                                                   52-1193298
                          MARYLAND                                                   52-0901263

(State or other jurisdiction of incorporation or organization)         (I.R.S. Employer Identification No.)


                     1111 WESTCHESTER AVENUE
                     WHITE PLAINS, NEW YORK                                             10604
            (Address of Principal Executive Offices)                                  (Zip Code)

                                 DEBT SECURITIES
                          GUARANTEES OF DEBT SECURITIES
                       (TITLE OF THE INDENTURE SECURITIES)

================================================================================

                         TABLE OF ADDITIONAL REGISTRANTS

                  The following direct or indirect subsidiaries of Starwood Hotels & Resorts Worldwide, Inc. are co-registrants for the purpose of providing guarantees, if any, of payments on debt securities registered by Starwood Hotels & Resorts Worldwide, Inc. and Starwood Hotels & Resorts. Starwood Hotels & Resorts may also provide guarantees of payments on debt securities registered by Starwood Hotels & Resorts Worldwide, Inc. The principal executive offices of each registrant marked by an asterisk (*) are located at 1111 Westchester Avenue, White Plains, New York 10604, telephone (914) 640-8100. The principal executive offices of each other co-registrant are located at 8803 Vistana Centre Drive, Orlando, Florida 32821, telephone (407) 239-3100.

                     SUBSIDIARY                           STATE OF ORGANIZATION           IRS EMPLOYER ID NO.
                     ----------                           ---------------------           -------------------
Data Marketing Associates East, Inc.                             Florida                       59-3531162
*Destination Services of Scottsdale, Inc.                       Delaware                       86-0867076
Fiesta Vacations, L.L.C.                                         Arizona                       86-0796238
*General Fiduciary Corporation                                Massachusetts                    04-1360480
*Global Connextions, Inc.                                       Delaware                       06-1458113
*Hudson Sheraton Corporation LLC                                Delaware                       13-3970052
*ITT Broadcasting Corp.                                         Delaware                       13-3847574
*ITT MSG, Inc.                                                  Delaware                       13-3792013
*Manhattan Sheraton Corporation                                 New York                       13-2871787
Points of Colorado, Inc.                                        Colorado                       84-1033476
*San Diego Sheraton Corporation                                 Delaware                       95-2626523
*San Fernando Sheraton Corporation                              Delaware                       95-2557420
*Sheraton Asia-Pacific Corporation                              Delaware                       04-2927180
*Sheraton Boston Corporation                                  Massachusetts                    04-2322310
*Sheraton California Corporation                                Delaware                       95-2591007
*Sheraton Florida Corporation                                   Delaware                       04-2462304
*Sheraton Forty-Five Park Corporation                           Delaware                       21-0698968
*Sheraton Harbor Island Corporation                             Delaware                       04-2462305
*Sheraton Hawaii Hotels Corporation                              Hawaii                        99-0218851
*Sheraton Holding Corporation (f/k/a ITT                         Nevada                        88-0340591
Corporation)
*Sheraton International De Mexico, Inc.                         Delaware                       04-2662692
*Sheraton International, Inc.                                   Delaware                       04-2375071
*Sheraton Management, LLC                                       Delaware                       04-2534314
*Sheraton Miami Corporation                                     Delaware                       59-1168133
*Sheraton Middle East Management Corporation                    Delaware                       51-0124376
*Sheraton New York Corporation                                  New York                       13-2679500
*Sheraton Overseas Management Corporation                       Delaware                       51-0115377
*Sheraton Overseas Technical Services Corp.                     Delaware                       04-2775239

                     SUBSIDIARY                           STATE OF ORGANIZATION           IRS EMPLOYER ID NO.
                     ----------                           ---------------------           -------------------
*Sheraton Peachtree Corporation                                 Delaware                       31-0743098
*Sheraton Phoenician Corporation                                Delaware                       86-0768191
*Sheraton Savannah Corporation                                  Delaware                       58-1021346
*Sheraton Vermont Corporation                                    Vermont                       03-0355208
*Sheraton Warsaw Corporation                                    Delaware                       04-3263618
*SLC Operating Limited Partnership                              Delaware                       95-4509414
*SLT Realty Limited Partnership                                 Delaware                       95-4509413
*St. Regis Sheraton Corporation                                 New York                       13-2554360
*Starwood Hotels & Resorts Holdings, Inc.                        Arizona                       86-1015130
*Starwood Reservations Corporation (f/k/a ITT                   Delaware                       04-2424101
Sheraton Reservations Corporation)
*Starwood Vacation Exchange Company (f/k/a Westin               Delaware                       91-1805536
Exchange Company)
Starwood Vacation Ownership Inc. (f/k/a/ Vistana,                Florida                       06-1558234
Inc.)
Success Developments, L.L.C.                                     Arizona                       86-0828729
Success of Arizona, L.L.C.                                       Arizona                       88-0365652
Success of Colorado, L.L.C.                                      Nevada                        88-0341149
SVO Arizona, Inc.                                                Arizona                       86-1013054
SVO California, Inc.                                           California                      33-0930315
SVO California Management, Inc.                                California                      33-0930285
SVO East, Inc. (f/k/a Vistana East, Inc.)                        Florida                       59-3475882
SVO International, Inc. (f/k/a/ Vistana                          Florida                       59-3377392
International, Inc.)
SVO Management, Inc. (f/k/a Vistana Management,                  Florida                       59-3087359
Inc. (d/b/a Vistana Management, Ltd.))
SVO MB Management, Inc. (f/k/a Vistana MB                    South Carolina                    59-3445868
Management, Inc.)
SVO Pacific, Inc. (f/k/a Vistana Pacific, Inc.)                  Florida                       59-3646594
SVO Trademark, Inc. (f/k/a VCH Trademark, Inc.)                  Florida                       59-3088550
SVO Vistana Villages, Inc. (f/k/a VDI2, Inc.)                    Florida                       59-3525948
SVO West, Inc. (f/k/a Vistana West, Inc.)                        Florida                       59-3462185
*The Sheraton Corporation (f/k/a ITT Sheraton                   Delaware                       04-2546817
Corporation)
Vacation Title Services, Inc.                                    Florida                       59-3543344
VacationWorks, Inc.                                              Florida                       59-3475157
VCH Communications, Inc.                                         Florida                       59-3087363
VCH Consulting, Inc.                                             Florida                       59-3259779

                     SUBSIDIARY                           STATE OF ORGANIZATION           IRS EMPLOYER ID NO.
                     ----------                           ---------------------           -------------------
VCH Portfolio Services, Inc.                                     Florida                       59-3384912
VCH Sales, Inc.                                                  Florida                       59-3384913
VCH Systems, Inc.                                                Florida                       65-0534423
VCM Oaks, Inc.                                                   Florida                       59-3384873
Vistana Acceptance Corp.                                         Florida                       59-3304480
Vistana Cave Creek, Inc.                                         Arizona                       86-0911088
Vistana Development, Inc. d/b/a Vistana                          Florida                       59-3075838
Development, Ltd.
Vistana NJ, Inc.                                               New Jersey                      59-3434950
Vistana OP Investment, Inc.                                      Florida                       59-3392209
Vistana PSL, Inc.                                                Florida                       59-3466205
Vistana Scottsdale Management, Inc.                              Arizona                       86-0902846
*Westin Asset Management Company                                Delaware                       91-1877027
*Westin Premier, Inc.                                           Delaware                       91-1325609
*Westin Vacation Management Corporation                         Delaware                       91-1424116
*Worldwide Franchise Systems, Inc.                              Delaware                       06-1458140
*WVC Rancho Mirage, Inc.                                        Delaware                       91-1822046

                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

             a) Name and address of each examining or supervising authority to which it is subject.
                           Comptroller of the Currency
                           Washington, D.C.

             b)     Whether it is authorized to exercise corporate trust powers.
                           Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                  None

ITEMS 3-15   Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

             1.     A copy of the Articles of Association of the Trustee.*

             2. A copy of the certificate of authority of the Trustee to commence business.*

             3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

             4.     A copy of the existing bylaws of the Trustee.*

             5. A copy of each Indenture referred to in Item 4. Not applicable.

             6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

             7. Report of Condition of the Trustee as of December 31, 2001, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

       * Incorporated by reference to Registration Number 333-67188.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 10th day of May, 2002.

                                            U.S. BANK NATIONAL ASSOCIATION

                                            By:      /s/ Frank P. Leslie III
                                                     ---------------------------
                                                         Frank P. Leslie III
                                                         Vice President

By:      /s/ Lori-Anne Rosenberg
         -----------------------------------
             Lori-Anne Rosenberg
             Assistant Vice President

                                    EXHIBIT 6

                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  May 10, 2002


                                            U.S. BANK NATIONAL ASSOCIATION

                                            By:      /s/ Frank P. Leslie III
                                                     ---------------------------
                                                         Frank P. Leslie III
                                                         Vice President

By:      /s/ Lori-Anne Rosenberg
         -----------------------------------
             Lori-Anne Rosenberg
             Assistant Vice President

                                    EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 12/31/2001

                                    ($000'S)

                                                                     12/31/2001
                                                                    ------------
ASSETS
     Cash and Due From Depository Institutions                      $  9,775,116
     Federal Reserve Stock                                                     0
     Securities                                                       26,316,516
     Federal Funds                                                     1,261,731
     Loans & Lease Financing Receivables                             109,012,892
     Fixed Assets                                                      1,414,464
     Intangible Assets                                                 8,158,687
     Other Assets                                                      6,637,699
                                                                    ------------
         TOTAL ASSETS                                               $162,577,105

LIABILITIES
     Deposits                                                       $104,077,584
     Fed Funds                                                         4,365,180
     Treasury Demand Notes                                                     0
     Trading Liabilities                                                 313,719
     Other Borrowed Money                                             25,030,765
     Acceptances                                                         201,492
     Subordinated Notes and Debentures                                 5,348,437
     Other Liabilities                                                 3,894,231
                                                                    ------------
     TOTAL LIABILITIES                                              $143,231,408

EQUITY
     Minority Interest in Subsidiaries                              $    981,870
     Common and Preferred Stock                                           18,200
     Surplus                                                          12,068,893
     Undivided Profits                                                 6,276,734
                                                                    ------------
         TOTAL EQUITY CAPITAL                                       $ 19,345,697

TOTAL LIABILITIES AND EQUITY CAPITAL                                $162,577,105

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:      /s/ Frank P. Leslie III
         ----------------------------------
          Vice President

Date:  April 22, 2002